Securities and Exchange Commission
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 22, 2001

                 DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC..
                 ----------------------------------------------
                (Name of Registrant as specified in its charter)

                            PROCARE INDUSTRIES, LTD.
                            ------------------------
                           (Former Name of Registrant)


     COLORADO                           000-13066              84-0932231
     ---------                          ----------            ------------
(State or other jurisdiction of      (Commission File         (IRS Employer
incorporation or organization)            No.)               Identification No.)



     320 Whetstone Alley, Suite B Cincinnati, OH 45202       (513)929-9028
--------------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                 1960 White Birch Drive Vista, California 92083
--------------------------------------------------------------------------------
      (Former Address and telephone number of principal executive offices)

                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         The Company and its wholly owned subsidiary, Fastpoint Acquisition Corp. has filed an action in the court of Common Pleas for Hamilton County, Ohio (Case No.A0104964 )against Star Communications Services and David Keever, personally, seeking rescission of the stock exchange agreement and the employment agreement entered into between the respective parties. The complaint alleges breach of contract and, fraud and seeks unspecified damages, rescission, injunctive relief, attorneys fees, interest, as well as punitive damages.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC..


     /s/Randall Drew
-----------------------------------------
BY: Randall Drew, chief executive officer



Dated: This 26th day of July 2001